UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2023, Inogen, Inc. (the “Company”) issued a press release reporting preliminary, unaudited revenue results for the fourth quarter and full year ended December 31, 2022. The amounts included in the press release are preliminary, have not been audited and are subject to change upon completion of the Company’s audited financial statements for the year ended December 31, 2022. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report 8-K.

Item 7.01. Regulation FD Disclosure.

Investor Conference

The chief executive officer and chief financial officer of the Company will participate in the 2023 J.P. Morgan Healthcare Conference, which began on Monday, January 9, 2023. The chief executive officer is scheduled to present at the conference on Wednesday, January 11, 2023, at 10:30 a.m. Pacific Time. During the conference and in separate sessions with analysts and investors, the Company’s officers will refer to an updated slide presentation, which the Company has posted to the Investor Relations page on the Company’s website at www.inogen.com. Interested parties can access the live audio webcast of this conference presentation from the Events section of the Investor Relations page on the Company’s website at www.inogen.com. The information posted on or that can be accessed through Inogen’s website, including Inogen’s updated corporate presentation, is not incorporated by reference herein, and the inclusion of Inogen’s website address is an inactive textual reference only.

The information furnished in this Current Report on Form 8-K under Items 2.02 and 7.01 and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated January 10, 2023
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOGEN, INC.

Date:	January 10, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)